UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                   DATE OF EARLIEST EVENT REPORTED: May 23, 2000

                         Commission file number 0-28184

                                BRANDMAKERS, INC.
         (Exact name of small business issuer as specified in its charter)

                                 Utah 37-1099747
         (State or other jurisdiction of (IRS Employer Identification No.) incorporation or organization)

                1325 Capital Circle, NW Lawrenceville, Georgia 30043
                    (Address of principal executive offices)

                                 (770) 338-1958
                           (Issuer's telephone number)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In December, 1999 the Registrant engaged Bearden & Smith, P.C. (Bearden), an independent accounting firm, to provide certain accounting consulting services to the Registrant related to the proper accounting for certain recent transactions of the Registrant. On May 23, 2000, the Registrant terminated its relationship with Ehrhardt Keefe Steiner & Hottman PC (EKS&H), who had served as principal accountant to audit the financial statements of the Registrant. The termination was due to a change in control of the Registrant's management and geographic considerations. Following such termination, the Board of Directors of the Registrant approved the engagement of Bearden as the Registrant's principal accountant and replacement for EKS&H. The Board approved the engagement of Bearden because it had the resources and geographical location needed to serve the Registrant as its business grows.

EKS&H's report on the Registrant's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and the subsequent interim period preceding the termination of EKS&H, there were no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of EKS&H, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

EKS&H did not advise the  Registrant  during the  Registrant's  two most  recent
fiscal  years  or  during  the  subsequent   interim  period  preceding  EKS&H's
termination:

(a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

(b) that information had come to its attention that had led it to no longer be able to rely on management's representation, or that had made it unwilling to be associated with the financial statements prepared by management.

(c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might
     (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

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(d)  that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

EKS&H was authorized by the Registrant to respond fully to inquiries of Bearden.

Except such advice as has been provided by Bearden in connection with consulting services related to the proper accounting for certain recent transactions of the Registrant, during the two most recent fiscal years and during the interim period prior to engaging Bearden, neither the Registrant nor anyone on its behalf consulted Bearden regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that Bearden concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

Letters from EKS&H and Bearden addressed to the Securities and Exchange Commission have been requested and will be filed with the Commission within ten business days after the date hereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        Brandmakers, Inc.
                        (REGISTRANT)

                        By: /s/Geoff Williams
                       Director & Chief Executive Officer

May 30, 2000
(Date)


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